UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2026

XAI Madison Equity Premium Income Fund

(Exact name of registrant as specified in its charter)

Delaware	811-21582	20-1379652
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 North Clark Street, Suite 2430, Chicago, Illinois	60654
(Address of principal executive offices)	(Zip Code)

Registrants telephone number, including area code (312) 374-6930

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	MCN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

8.01	Other Events

The Board of Trustees of XAI Madison Equity Premium Income Fund (the “Fund”), including the trustees who are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940) of the Fund (the “Independent Trustees”), has unanimously approved, subject to approval by shareholders, PineBridge Investments, LLC (“PineBridge”) to serve as an additional investment sub-adviser for the Fund, alongside Madison Asset Management, LLC (“Madison”), the Fund’s current investment sub-adviser. If approved by shareholders, PineBridge would enter into a new investment sub-advisory agreement among the Fund, XA Investments, LLC (“XAI,” “XA Investments” or the “Adviser”) and PineBridge (the “PineBridge Sub-Advisory Agreement”). PineBridge is a global asset manager focused on active, high-conviction investing. In December 2025, PineBridge became part of MetLife Investment Management, the institutional asset management business of MetLife, Inc. The combined business had $741.7 billion in total assets under management as of December 31, 2025 and provides clients around the world with global expertise in public fixed income, private fixed income, real estate, equity, alternatives, multi-asset solutions and insurance solutions.

As part of the optimization of the Fund’s investment strategy, Madison will continue to serve as a sub-adviser of the Fund, managing the Fund’s covered call equity strategy. Additionally, PineBridge will manage a portion of the Fund’s portfolio that will be invested in preferred equity securities.

The addition of PineBridge as a sub-adviser to the Fund will not result in a change to the Fund’s investment objective. The Fund’s investment objective will remain focused on providing a high level of current income and gains, with a secondary objective of capital appreciation.

The Board of Trustees has approved certain changes to the Fund’s principal investment policies, to become effective upon shareholder approval of the PineBridge Sub-Advisory Agreement. Madison will continue to manage the Fund’s covered call equity strategy. Additionally, PineBridge will manage the Fund’s preferred equity strategy. Allocation among the two strategies will be overseen by XAI as the Fund’s investment adviser, with input from both Madison and PineBridge. Following approval of the PineBridge Sub-Advisory Agreement, assets of the Fund will be allocated to the preferred equity strategy at the discretion of XAI. XAI anticipates, under normal conditions, the allocation of managed assets (as defined below) of the Fund will be as follows: approximately 20% to 30% of managed assets allocated to the preferred equity strategy and approximately 70% to 80% of managed assets allocated to the covered call equities strategy.

The Fund will continue to pay to XAI an investment advisory fee, payable monthly in arrears, in an annual amount equal to 0.80% of the Fund’s average daily managed assets. XAI will pay a sub-advisory fee to PineBridge with respect to assets managed by PineBridge. XAI will continue to pay a sub-advisory fee to Madsion with respect to assets managed by Madison.

The current portfolio managers of the Fund will continue to serve in that capacity with respect to the Fund’s covered call equities strategy. The personnel of PineBridge who will be primarily responsibility for the day-to-day management of the Fund’s preferred equity strategy will be Vladimir Karloz, Managing Director and Head of Quantitative Portfolio Management with PineBridge’s fixed income team, and Danny Zoba, Senior Vice President and Portfolio Manager with PineBridge’s US Investment Grade Fixed Income team.

Pursuant to the Investment Company Act of 1940, the PineBridge Sub-Advisory Agreement must be approved by shareholders of the Fund. The Fund intends to call a special meeting of shareholders for the purpose of voting on the PineBridge Sub-Advisory Agreement on or about July 30, 2026.

In connection with the foregoing, the Fund’s name will be changed from “XAI Madison Equity Premium Income Fund” to “XAI Equity Premium Income Fund.”

Shareholders of record as of the record date for the special meeting are expected to receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding PienBridge and the PineBridge Sub-Advisory Agreement. Fund shareholders are encoraged to read the proxy statement and accompanying materials carefully when they receive them. When filed with the SEC, the proxy statement will be available free of charge at the SEC’s website, www.sec.gov. This report is not a solicitation of any proxy.

* * *

Investors should consider the investment objectives and policies, risk considerations, charges and expenses of the Fund carefully before investing. For more information on the Fund, please visit the Fund’s webpage at www.xainvestments.com.

The Fund, XA Investmetns and certain of their respective directors/Trustees, officers and affiliates may be deemed under the rules of the SEC to be participants in the solicitation of proxies from shareholders in connection with the matter described above. Information about the trustees and officers of the Fund may be found in the Fund’s annual report to shareholders and annual proxy statement previously filed with the SEC. To the extent holdings of securities by potential participants has changed since the information refleted in the Fund’s annual report to shareholders and annual proxy statement previously filed with the SEC, such information has been or will be reflected on the Statements of Change in Ownership of the Fund on Forms 3 and 4 filed with the SEC. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders, including a description of their direct or indirect interests, by security holdings or otherwise, will be included in the proxy statement when it is filed with the SEC. Free copies of the proxy statement, when filed, may be obtained from the SEC’s website at https://www.sec.gov.

This report shall not constitute an offer to sell or a solicitation to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction.

This report contains certain statements that may include “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negatives of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Among the many factors that could materially affect the Fund’s actual results are the performance of the portfolio of securities held by the Fund, the conditions in the U.S. and international financial and other markets, the price at which the Fund’s shares trade in the public markets and other factors discussed in the Fund’s annual and semi-annual reports filed with the SEC. Although the Fund believes that the expectations expressed in such forward-looking statements are reasonable, actual results could differ materially from those expressed or implied in such forward-looking statements. The Fund’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties. You are cautioned not to place undue reliance on these forward-looking statements, which are made as of the date of this report. Except for the Fund’s ongoing obligations under the federal securities laws, the Fund does not intend, and the Fund undertakes no obligation, to update any forward-looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XAI MADISON EQUITY PREMIUM INCOME FUND

Date: May 19, 2026	By:	/s/ Benjamin D. McCulloch
	Name:	Benjamin D. McCulloch
	Title:	Secretary and Chief Legal Officer